UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2004

PACIFIC CREST CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	95-4437818
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File Number: 0-22732

30343 Canwood Street Agoura Hills, California 91301
(Address of principal executive offices and zip code)

(818) 865-3300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.                                                           Other Events.

On January 23, 2004, Pacific Capital Bancorp and Pacific Crest Capital, Inc. issued a joint press release announcing that its merger had received all necessary regulatory approvals, a copy of which is furnished as Exhibit 99.1 hereto.

Item 7.                                                           Financial Statements And Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

Not Applicable.

(b)                                 Pro Forma Financial Information.

Not Applicable.

(c)                                  Exhibits.

Exhibit No.	Description
Exhibit 99.1	Joint Press release, dated January 23, 2004, titled “Pacific Capital Bancorp and Pacific Crest Capital, Inc. Receive All Regulatory Approvals Needed for Acquisition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Crest Capital, Inc.
(Registrant)
Date: January 26, 2004	By:	/s/ ROBERT J. DENNEN
Robert J. Dennen
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press release, dated January 23, 2004, titled “Pacific Capital Bancorp and Pacific Crest Capital, Inc. Receive All Regulatory Approvals Needed for Acquisiton.”